EXHIBIT C

Certificates Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

Canadian Pacific Railway Limited

In connection with the Annual Report of Canadian Pacific Railway Limited (the “Company”) on Form 40-F for the period ended December 31, 2003 (the “Report”) to which this certificate is an exhibit, I, Robert J. Ritchie, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2004	Signed: Robert J. Ritchie Robert J. Ritchie President and Chief Executive Officer

In connection with the Annual Report of Canadian Pacific Railway Limited (the “Company”) on Form 40-F for the period ended December 31, 2003 (the “Report”) to which this certificate is an exhibit, I, Michael T. Waites, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2004	Signed: Michael T. Waites Michael T. Waites Executive Vice President and Chief Financial Officer

B-5

Canadian Pacific Railway Company

In connection with the Annual Report of Canadian Pacific Railway Company (the “Company”) on Form 40-F for the period ended December 31, 2003 (the “Report”) to which this certificate is an exhibit, I, Robert J. Ritchie, President and Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2004	Signed: Robert J. Ritchie Robert J. Ritchie President and Chief Executive Officer

In connection with the Annual Report of Canadian Pacific Railway Company (the “Company”) on Form 40-F for the period ended December 31, 2003 (the “Report”) to which this certificate is an exhibit, I, Michael T. Waites, Executive Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 16, 2004	Signed: Michael T. Waites Michael T. Waites Executive Vice President and Chief Financial Officer

B-6